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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 11, 1999

                               HMI INDUSTRIES INC
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         2-30905                                     36-1202810
(Commission File Number)                 (IRS Employer Identification No.)

                                3631 PERKINS AVE.
                              CLEVELAND, OHIO 44114
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (216) 432-1990


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ITEM 5.  OTHER EVENTS.

On November 11, 1999, HMI Industries Inc. issued a press release to announce its expectation of positive earnings from continuing operations for the fourth quarter ended September 30, 1999. HMI also announced that it expects to offer for sale up to 2,500,000 shares of its common stock in a transaction exempt from the registration requirements under federal securities law. The press release is attached as Exhibit 99 and this form 8-K incorporates by reference the forward-looking statements contained in the press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits
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99       Press release of HMI Industries Inc. dated         Attached
         November 11, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HMI INDUSTRIES INC.
                                                     (Registrant)


Date:  November 15, 1999              By:     /s/ Julie A. McGraw
                                          -------------------------------------
                                                  Julie A. McGraw
                                          Vice President - Corporate Controller



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